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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 2-70421


                                                            February 4, 2004
[GRAPHIC OMITTED]                                                 Supplement







             SUPPLEMENT DATED FEBRUARY 4, 2004 TO THE PROSPECTUS OF

          MORGAN STANLEY NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

                              DATED APRIL 29, 2003



     The following sentence hereby replaces the last sentence of the third paragraph of the "Principal Investment Strategies" section of the Fund's prospectus:


However, the Fund only may invest up to 25% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange or are not securities of Canadian issuers (of this 25%, up to 15% may be invested in emerging market securities).


     The following paragraph hereby is added to the "Principal Risks -- Foreign Securities." section of the prospectus:


Certain foreign securities in which the Fund may invest may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.











           PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.





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